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                                                                   Exhibit 10.10

                   STOCK OPTION PLEDGE AND SECURITY AGREEMENT

         THIS STOCK OPTION PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated as of October 13, 1999, is entered into by and between David Dunn-Rankin, a natural resident of Georgia ("Pledgor") and OPTIO SOFTWARE, INC., a Georgia corporation (the "Holder"), in order to secure the payment of indebtedness to Holder.

                                 R E C I T A L S

         A. The Holder has requested that the Pledgor pledge to the Holder as security for the payment of a certain Promissory Note of even date herewith (the "Note") an option to acquire 100,000 shares of common stock of Holder evidenced by a Stock Option Grant Certificate dated May 1, 1996 (the "Options");

         B. The Holder has the right to convert the principal balance of the Note into equity of The Unilink Group, LLC (an affiliate of Pledgor) but such right or option has lapsed; and

         C. In order to receive the Note, the Pledgor is the owner of the Options and desires to pledge such Options.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein shall have the meaning specified herein.

         2. PLEDGE. The Pledgor hereby pledges, assigns, transfers and delivers to the Holder and hereby grants a security interest (the "Security Interest") in, the following (the "Collateral"): an option to acquire 100,000 shares of common stock of Holder evidenced by a Stock Option Grant Certificate dated May 1, 1996.

         3. SECURED OBLIGATIONS. The Security Interest shall secure, under the circumstances set forth herein, the due and punctual payment and performance of the Note, made by the Pledgor and payable to the order of the Holder (the "Secured Obligations").

         4. DELIVERY OF COLLATERAL. Upon the execution hereof, Pledgor shall deliver to the Holder the certificate representing or evidencing the Collateral, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Holder.


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         5. REPRESENTATIONS AND WARRANTIES.

                  5.1      Pledgor represents and warrants as follows:

                  (a) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the exercise by the Holder of the other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).


                  (b) The Security Interest constitutes a valid and, upon delivery of the certificate evidencing the Options, first perfected security interest in all of the Collateral for payment and performance of the Secured Obligations.

                  (c) The Collateral is owned by such Pledgor free and clear of any lien, except for the Security Interest.

         All representations and warranties of the Pledgor contained herein shall survive the execution, delivery and performance of this Agreement until termination of this Agreement under Section 16.

         6. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Holder may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce the rights and remedies hereunder with respect to any Collateral, including but not limited to UCC Financing Statements.

         7. RELEASES OF COLLATERAL. Pledgor shall not sell or otherwise dispose of the Collateral, or any part thereof or any interest therein. If the Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions, the Security Interest of the Holder shall continue in such Collateral or any part thereof notwithstanding such sale or other disposition, and such Pledgor will deliver any proceeds thereof to the Holder to be held as Collateral hereunder.

         8. HOLDER APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints the Holder as Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in its name or otherwise, from time to time in the Holder's discretion, to take any action and to execute any instrument which the Holder may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.



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         9. HOLDER MAY PERFORM. Upon the occurrence and during the continuance of an Event of Default under the Note (including an Event of Default resulting from a failure to perform any agreement contained herein), if Pledgor fails to perform any agreement contained herein, the Holder may itself perform, or cause performance of, such agreement, and the expenses of the Holder incurred in connection therewith shall be payable by Pledgor under Section 12.

         10. REASONABLE CARE. The Holder shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided, however, that the Holder shall be deemed to have exercised reasonable care if the Collateral is accorded treatment substantially comparable to that which the Holder accords its own property or treatment substantially in accordance with actions requested by any Pledgor in writing (although the Holder shall not be obligated to comply with any such requests and no failure to do so shall be deemed to be a failure to exercise reasonable care).

11. EVENTS OF DEFAULT: REMEDIES UPON DEFAULT. An "Event of Default" hereunder occurs if the Pledgor fails to pay any amount when due under the Note or any other Event of Default under the terms of the Note occurs (herein called an "Event of Default"). If upon or after the occurrence of any Event of Default, the Holder elects to exercise remedies under this Agreement, then upon five (5) days' advance notice to the Pledgor, the Holder may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code in effect in the State of Georgia at that time. The Holder may also act as follows:

                  (a) Without notice except as specified below, Holder may sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at the Holder's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Holder may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Upon consummation of any such sale, the Holder shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Pledgor agrees that the Holder shall not be required to register or qualify any of the Collateral under applicable state or federal securities laws in connection with any such sale if the sale is effected in a manner that complies with all applicable federal and state securities laws or exemptions therefrom. The Holder shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. In the event that any such Collateral is



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sold at private sale, each Pledgor agrees that if such Collateral is sold for a price which the Holder in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) such Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) the Holder shall not incur any liability or responsibility to such Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Pledgor hereby waives any claims against the Trustee arising by reason of the fact that the price at that the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Secured Obligations, even if the Holder accepts the first offer received and does not offer the Collateral to more than one offeree (other than the Holder), unless such sale was not commercially reasonable under the circumstances.

         To the extent notice of sale shall be required by law, the Holder shall give Pledgor at least five (5) days' (or such longer period as shall be specified by applicable laws) notice of the time and place of any public sale or the time after which any private sale is to be made, which each Pledgor or agrees shall constitute commercially reasonable notification. At any such sale, the Holder, to the extent permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase for the account of the Holder the whole or any part of the Collateral. The Holder shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Holder may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Holder until the sale price is paid by the purchaser or purchasers thereof, but the Holder shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Each Pledgor agrees that any sale of the Collateral conducted by the Holder in accordance with the foregoing provisions of this Section 11(a) shall be deemed to be a commercially reasonable sale under the Georgia Uniform Commercial Code as in effect from time to time.

                  (b) As an alternative to exercising the power of sale herein conferred upon it, the Holder may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (c) Holder may cancel and rescind all rights conferred upon the Pledgor evidenced by the Stock Option Grant Certificate take such further action as necessary to effectuate the cancellation of such Options.

                  (d) Any cash held by the Holder as Collateral and all cash proceeds received by the Holder in respect of any sale of, collection from, or other realization upon all or any part of the Collateral prior to an Event of Default shall be held by the Holder as collateral for



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the Note, and following an Event of Default may be held by the Holder as
Collateral and/or then or at any time thereafter applied as follows: (x) first, to the payment of the costs and expenses of retaking, holding and preparing for sale of the Collateral and any other fees, expenses, claims, demands, losses, judgments, damages and liabilities arising out of or related to any loan document payable to the Holder pursuant to Section 12, and (y) second, to the Holder for application against or on account of all or any part of the Note.

                  (e) Any surplus of such cash or cash proceeds held by the Holder and remaining after payment in full of all the Note shall be reassigned and redelivered as provided in Section 16 hereof.

         12. EXPENSES. The Holder shall be entitled to receive from any proceeds of the Collateral and not from the Pledgor individually, the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts and agents which the Holder may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Holder hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

         13. SECURITY INTEREST ABSOLUTE. All rights of the Holder hereunder, the interest, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                        (a) any lack of validity or enforceability of any loan document, any agreement with respect to the Notes or any other agreement or instrument relating to any of the foregoing;

                        (b) any change in the time, manner or place of payment of, or in any other term of, the Note, or any renewal or extension of the Note or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument;

                        (c) any sale, exchange, release or nonperfection of any other collateral, or any release of any guarantor or any person liable in any manner for the collection of the Note, or any amendment or waiver of or consent to or departure from any guaranty, for the Note; or

                        (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Note or in respect of this Agreement.

         14. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Holder and the Pledgor, and then such waiver or consent shall be effective only for the specific purpose for which given.



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         15. TIME IS OF THE ESSENCE; NO WAIVER: CUMULATIVE REMEDIES. Time and
exactitude of each of the terms, obligations, covenants and conditions of this Agreement are hereby declared to be of the essence. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Holder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         16. TERMINATION. This Agreement shall terminate upon the occurrence of the payment in full of the Note. Upon such termination, the Holder shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Holder pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Holder and at the expense of the Pledgor.

         17. NOTICES All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed given as of the date of delivery if delivered personally or two (2) business days after being mailed in the U.S. mail by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                  If to Pledgor:
                                          --------------------------------------

                  If to Holder:           Optio Software, Inc.
                                          4800 River Green Parkway
                                          Duluth, Georgia  30136
                                          Attn:  C. Wayne Cape

         18. CONTINUING SECURITY INTEREST; ASSIGNMENTS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination as provided in Section 16, (ii) be binding upon the Pledgor, the Holder and their respective successors and assigns, and (iii) inure, together with the rights, powers and remedies of the Pledgor and the Holder hereunder, to the benefit of the Pledgor, the Holder and their respective successors, transferees and assigns, as the case may be.

         19. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.



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         20. ARBITRATION. In the event of any dispute or controversy over the interpretation, enforceability, breach or effect of this Agreement, the parties hereto consent and agree that any and all such disputes shall be submitted for final and binding arbitration in accordance with the American Arbitration Association's Rules for Commercial Arbitration in effect at the time the dispute is submitted, including the selection of an arbitrator. The arbitration shall be conducted by a single arbitrator. The arbitrator shall be chosen from a panel of persons knowledgeable in business and in the health care businesses similar to the Business. The decision and award of the arbitrator shall be final and binding, and the award so rendered may be entered in any court having jurisdiction thereof. The parties shall be entitled to conduct discovery in such arbitration. Any such arbitration shall be conducted in the County of Fulton, Georgia, and the substantive laws of the State of Georgia shall be applied in such arbitration.

         21. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective. If any provisions of this Agreement or any lien, security interest or other right of the Holder hereunder shall be held to be invalid, illegal or unenforceable under applicable law, such invalidity, illegality or unenforceability shall not affect any other provision herein or any lien, security interest or other right granted hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

                                    HOLDER:

                                    OPTIO SOFTWARE, INC.

                                    -----------------------------------
                                    By:
                                       --------------------------------
                                    Title:
                                          -----------------------------

                                    PLEDGOR:

                                    -----------------------------------
                                    David Dunn-Rankin


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